UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2023, Royal Gold, Inc. (“Royal Gold”) entered into the Fifth Amendment to Revolving Facility Credit Agreement (the “Fifth Amendment”), by and among Royal Gold and RGLD Gold AG, as the Borrowers; RG Royalties, LLC, Royal Gold International Holdings, Inc., RGLD Holdings, LLC, RGLD Gold (Canada) ULC, and International Royalty Corporation, as the Guarantors; The Bank of Nova Scotia (“BNS”), as the Administrative Agent; and BNS, Canadian Imperial Bank of Commerce, Bank of America, N.A., Bank of Montreal, Chicago Branch, Goldman Sachs Bank USA, National Bank of Canada, Royal Bank of Canada, and The Toronto-Dominion Bank, as the Lenders.

The Fifth Amendment amends the Revolving Facility Credit Agreement, dated as of June 2, 2017 (as amended on May 15, 2018, June 3, 2019, September 20, 2019, and July 7, 2021, the “Existing Credit Agreement” and as further amended by the Fifth Amendment, the “Amended Credit Agreement”). Capitalized terms used but not defined in this report will have the meanings given to them in the Amended Credit Agreement.

The Fifth Amendment (1) extends the maturity date of the Existing Credit Agreement from July 7, 2026, to June 28, 2028, (2) replaces USD LIBOR applicable to Loans in Dollars with Secured Overnight Financing Rate (“Term SOFR”) as a benchmark interest rate, and (3) makes certain other administrative changes to the Existing Credit Agreement. Except as set forth in the Fifth Amendment, the other terms and conditions of the Existing Credit Agreement remain in full force and effect.

The foregoing descriptions of the Fifth Amendment and the Amended Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Fifth Amendment and to Annex A (Amended Credit Agreement) to the Fifth Amendment, copies of which are filed as Exhibit 10.1 to this report and are incorporated by reference into this Item 1.01.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to Revolving Facility Credit Agreement, dated as of June 28, 2023, together with Annex A (Amended Credit Agreement)
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.

Dated: June 30, 2023	By:	/s/ Laura B. Gill
		Name:	Laura B. Gill
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer

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